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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 25, 1994



                              CARMIKE CINEMAS, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                   0-14993                 58-1469127
(State or other            (Commission                (IRS Employer
jurisdiction of            File Number)            Identification No.)
incorporation)



1301 First Avenue, Columbus, Georgia                31901
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code (706) 576-3400


                                 Not Applicable
         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.

         On October 25, 1994, Carmike Cinemas, Inc. (the "Company") announced that it filed a Registration Statement on Form S-3 with the Securities and Exchange Commission covering the issuance and sale of up to 2,875,000 shares of the Company's Class A Common Stock. The information contained in such press release is hereby incorporated by reference into this Report.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                 (c)      Exhibits.

                 99 Press Release of the Company dated October 25, 1994, regarding the filing of the above-referenced Registration Statement on Form S-3.


                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CARMIKE CINEMAS, INC.
                                          ---------------------
                                          Registrant


                                          By: /s/ John O. Barwick, III
                                              ----------------------------
                                              John O. Barwick, III
                                              Vice President-Finance
October 25, 1994                              and Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit
Number           Description
- - -------          -----------

99. Press Release of Carmike Cinemas, Inc. (the "Company") dated October 25, 1994, regarding the filing of a Registration Statement on Form S-3 covering the issuance and sale of up to 2,875,000 shares of the Company's Class A Common Stock.